Exhibit 99.41

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
January 31, 2001



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   4.58%
January, 2001   6.85%
December, 2000   0.39%
November, 2000   6.48%


Cash Yield19.75%


Investor Charge Offs 4.73%


Base Rate 8.17%


Over 30 Day Delinquency 4.88%


Seller's Interest11.58%


Total Payment Rate14.47%


Total Principal Balance$57,905,967,832.59


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$6,705,277,271.10